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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                               ___________________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                               ___________________



       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                          N/A
       (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

          On July 31, 2006, Scottish Re Group Limited (the "Company") issued a press release announcing that, based on preliminary estimates available at that time, it expected to report a net operating loss available to ordinary shareholders of approximately $130 million for the second quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.01. Regulation FD Disclosure.

          On August 1, 2006, the Company issued a press release in response to ratings actions taken by A.M. Best Co., Fitch Ratings, Moody's Investor Service, and Standard & Poor's Rating Services. A copy of the press release is attached hereto as Exhibit 99.2.


          The information set forth above, including the press releases attached hereto as Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1     Press Release issued by Scottish Re Group Limited on July 31, 2006.

99.2     Press Release issued by Scottish Re Group Limited on August 1, 2006.




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Nathan V. Gemmiti
                                          ------------------------------
                                          Nathan V. Gemmiti
                                          General Counsel



Dated:  August __, 2006


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


                                INDEX TO EXHIBITS

Number     Description
------     -----------
99.1       Press Release issued by Scottish Re Group Limited on July 31, 2006.
99.2       Press Release issued by Scottish Re Group Limited on August 1, 2006.



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